UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: May 18, 2011

X-RITE, INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	000-14800	38-1737300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

4300 44th Street S.E. Grand Rapids, Michigan		49512
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (616) 803-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e)

On May 18, 2011, at the 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”), the shareholders of X-Rite, Incorporated (the “Company”) approved the X-Rite, Incorporated 2011 Omnibus Long Term Incentive Plan (the “Plan”). The Plan is a broad-based plan under which the Company may grant awards to employees, officers, directors, consultants and advisors of the Company and its affiliates. The Plan provides for incentive compensation in the form of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock (d) Restricted Stock Units, (e) Performance Shares, (f) Performance Units, and (g) Other Incentive Awards in the form of cash or equity. Up to 6,000,000 shares of the Company’s common stock (plus shares that are or become available for grants of awards under the Company’s 2008 omnibus incentive plan) may be issued pursuant to awards under the Plan. No further awards will be granted under the 2008 omnibus incentive plan. The Plan is administered by the Compensation Committee of the Company’s Board of Directors (the “Board”), which may make such awards subject to the attainment of specified performance goals and/or other vesting criteria. The Board adopted the Plan on March 2, 2011, subject to shareholder approval at the 2011 Annual Meeting.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan attached as Exhibit A to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2011 in connection with the 2011 Annual Meeting, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2011, following the approval by the Company’s shareholders at the 2011 Annual Meeting, the Company amended its Articles of Incorporation to increase the number of authorized shares of common stock, par value $.10 per share, from 100,000,000 to 150,000,000 shares.

The amendment to the Articles of Incorporation is set forth in Exhibit 3.1 hereto and incorporated herein by reference. The foregoing description of the amendment to the Articles of Incorporation is qualified in its entirety by reference to Exhibit 3.1.

On May 18, 2011, the Board approved the Third Amended and Restated Bylaws of the Company (the “Bylaws”). The Bylaws were amended and restated to provide that a director who is elected prior to his or her 72nd birthday may complete his or her term instead of being required to resign from the Board.

The Bylaws are set forth in Exhibit 3.2 hereto and incorporated herein by reference. The foregoing description of the Bylaws is qualified in its entirety by reference to Exhibit 3.2.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting on May 18, 2011. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

	Shares Voted For	Shares Voted Against	Withheld
Election of Directors
Colin M. Farmer	66,298,720	0	282,064
John E. Utley	65,928,688	0	652,096
Thomas J. Vacchiano, Jr.	66,386,781	0	194,003

Amendment of Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock	80,165,224	512,559	38,921

	Shares Voted For	Shares Voted Against	Abstentions
Adoption of X-Rite Incorporated 2011 Omnibus Long Term Incentive Plan	65,901,787	653,504	25,493

Advisory approval of executive compensation	65,987,146	564,945	28,693

	1 Year	2 Years	3 Years	Abstentions
Advisory approval of the frequency of future advisory votes on executive compensation	3,751,849	61,195,174	1,604,392	29,369

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Exhibit Description

3.1	Amendment to Articles of Incorporation

3.2	Third Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: May 20, 2011	X-RITE, INCORPORATED

	By:	/s/ Rajesh K. Shah
Rajesh K. Shah
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

3.1	Amendment to Articles of Incorporation

3.2	Third Amended and Restated Bylaws

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